KINETICS PORTFOLIOS TRUST - MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Consolidated Portfolio of Investments - March 31, 2024 (Unaudited)

COMMON STOCKS - 80.7%	Shares	Value
Accommodation - 0.8%
Civeo Corp.	251,001	$6,739,377
Aerospace and Defense - 2.0%
CACI International, Inc. - Class A(a)	46,000	17,426,180
Beverage and Tobacco Product Manufacturing - 0.0%(b)
Crimson Wine Group Ltd.(a)	42,800	247,812
Broadcasting (except Internet) - 1.3%
Atlanta Braves Holdings, Inc. - Class C(a)	4,842	189,129
Liberty Media Corp.-Liberty Formula One - Class A(a)	88,000	5,169,120
Liberty Media Corp.-Liberty Formula One - Class C(a)(c)	79,200	5,195,519
Liberty Media Corp.-Liberty Live - Class A(a)	3,766	159,490
Liberty Media Corp.-Liberty Live - Class C(a)	3,390	148,550
		10,861,808
Casinos & Gaming - 0.1%
Las Vegas Sands Corp.	9,700	501,490
Diversified Real Estate Activities - 0.1%
PrairieSky Royalty Ltd.	60,000	1,175,150
Food Services and Drinking Places - 0.9%
Wendy's Co.	389,100	7,330,644
Funds, Trusts, and Other Financial Vehicles - 0.1%
Grayscale Ethereum Classic Trust(a)	12	203
Mesabi Trust	32,200	569,940
		570,143
Hospitality and Tourism - 0.6%
Carnival Corp.(a)	216,400	3,535,976
Royal Caribbean Cruises Ltd.(a)	10,200	1,417,902
		4,953,878
Insurance Carriers and Related Activities - 0.0%(b)
Markel Group, Inc.(a)	100	152,148
Management of Companies and Enterprises - 1.0%
Associated Capital Group, Inc. - Class A	260,290	8,514,086
Mining (except Oil and Gas) - 2.5%
Franco-Nevada Corp.	165,550	19,726,937
Wheaton Precious Metals Corp.	48,200	2,271,666
		21,998,603
Motor Vehicle and Parts Dealers - 0.0%(b)
AutoNation, Inc.(a)	30	4,967
Nonmetallic Mineral Product Manufacturing - 0.0%(b)
Eagle Materials, Inc.	400	108,700
Oil and Gas Extraction - 57.6%
Texas Pacific Land Corp.(d)	856,614	495,559,765
Other Financial Investment Activities - 0.6%
GAMCO Investors, Inc. - Class A	7,400	158,508
Onex Corp.	66,500	4,977,472
		5,135,980
Other Investment Pools and Funds - 0.0%(b)
Partners Value Investments LP(a)(e)	800	51,973
Urbana Corp.	8,800	35,407
Urbana Corp. - Class A	2,200	7,601
		94,981
Other Telecommunications - 0.6%
Liberty Broadband Corp. - Class C(a)	89,100	5,099,193
Performing Arts, Spectator Sports, and Related Industries - 3.1%
Live Nation Entertainment, Inc.(a)	254,950	26,966,062
Real Estate - 2.4%
DREAM Unlimited Corp.(a)(c)	27,800	397,949
Howard Hughes Holdings, Inc.(a)	280,200	20,348,124
		20,746,073
Securities and Commodities Exchanges - 1.6%
Bakkt Holdings, Inc.(a)(c)	724,000	332,895
Cboe Global Markets, Inc.	63,200	11,611,736
CME Group, Inc.	9,400	2,023,726
		13,968,357
Securities and Commodity Exchanges - 0.0%(b)
Intercontinental Exchange, Inc.	500	68,715
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 4.7%
Brookfield Asset Management Ltd.	185,887	7,810,972
Brookfield Corp.	763,750	31,978,212
Brookfield Reinsurance Ltd.	77	3,190
Brookfield Reinsurance Ltd.(c)	8	337
S&P Global, Inc.	340	144,653
		39,937,364
Support Activities for Mining - 0.0%(b)
Core Laboratories, Inc.	400	6,832
Support Activities for Water Transportation - 0.6%
Clarkson PLC	89,200	4,514,603
Siem Industries, Inc.(a)(e)	26,300	736,400
		5,251,003
Telecommunications - 0.0%(b)
GCI LIBERTY INC SR ESCROW(a)(e)	72,000	0
Utilites - 0.1%
Brookfield Infrastructure Partners LP	33,600	1,048,656
TOTAL COMMON STOCKS (Cost $133,154,697)		694,467,967

EXCHANGE TRADED FUNDS - 14.3%	Shares	Value
Grayscale Bitcoin Trust BTC(a)	1,946,400	122,954,088
TOTAL EXCHANGE TRADED FUNDS (Cost $25,987,096)		122,954,088

REAL ESTATE INVESTMENT TRUSTS - 0.6%	Shares	Value
Equity LifeStyle Properties, Inc.	78,600	5,061,840
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,594,125)		5,061,840

WARRANTS - 0.0%(b)	Contracts	Value
Other Investment Pools and Funds - 0.0%(b)
Partners Value Investments LP, Expires 06/30/2026, Exercise Price $11.50(a)	800	5,924
TOTAL WARRANTS (Cost $2,368)		5,924

PREFERRED STOCKS - 0.0%(b)	Shares	Value
Other Investment Pools and Funds - 0.0%(b)
Partners Value Investments LP, Series 1*, 0.16%, 11/27/2030(e)	800	400
Partners Value Investments LP/old, Series 1, 4.50%, Perpetual	217	3,908
		4,308
TOTAL PREFERRED STOCKS (Cost $2,003)		4,308

TOTAL INVESTMENTS - 95.6% (Cost $162,740,289)		$822,494,127
Other Assets in Excess of Liabilities - 4.4%		37,485,558
TOTAL NET ASSETS - 100.0%		$859,979,685

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)
All or a portion of this security is on loan as of March 31, 2024. The total market value of these securities was $609,964 which represented 0.1% of net assets. The total collateral for the loaned securities was cash in the amount of $ 1,002,925.

(d)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(e)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $788,773 or 0.1% of net assets as of March 31, 2024.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third-party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost.  Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and the Board of Directors of the Spin-off Fund. In determining the fair value of a security, the Board of Trustees/Directors shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At March 31, 2024, 1.13%, 1.66%, 2.78%, and 0.09% of the net assets of The Internet Portfolio, The Global Portfolio, The Market Opportunities Portfolio, and The Paradigm Portfolio, respectively, were fair valued securities. The other Master Portfolio and Spin-off Fund did not hold any fair-valued securities at March 31, 2024.

Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Portfolio’s and Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Paradigm Portfolio

The following is a summary of the inputs used to value The Paradigm Portfolio's net assets as of March 31, 2024:
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$693,278,119	$401,475	$788,373	$694,467,967
Exchange Traded Funds	122,954,088	–	–	122,954,088
Real Estate Investment Trusts	5,061,840	–	–	5,061,840
Preferred Stocks	–	3,908	400	4,308
Warrants	–	5,924	–	5,924
Total Investments in Securities	$821,294,047	$411,307	$788,773	$822,494,127

During the period ended March 31, 2024, there were transfers into Level 3.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2023	$762,700
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(26,300)	***
Net purchases and/or acquisitions	-
Net sales and/or write-offs	-
Transfer in and/or out of Level 3	52,373
Balance as of March 31, 2024	$788,773

	Description	Fair Value at 3/31/2024		Valuation Techniques	Unobservable Input	Range**
	Common Stocks	$736,400		Market Approach	Precedent Transaction	$27.50 - $29.00
	Common Stocks	$-	*	Asset Liquidation Analysis	Precedent Transaction	$0.00 - $0.00
	Common Stocks	$51,973		Cost Approach	Precedent Transaction	$70.00 - $94.89
	Preferred Stock	$400		Cost Approach	Precedent Transaction	$0.50 - $0.70

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.
**
Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

***	Total change in unrealized appreciation/(depreciation) relating to Level 3 investment assets and investment liabilities still held by the Fund at March 31, 2024 is $(25,646).